Exhibit 99.1


                          SECURITIES PURCHASE AGREEMENT


         This SECURITIES PURCHASE AGREEMENT ("Agreement") is entered into as of December 4, 1997, by and between BASE TEN SYSTEMS, INC., a New Jersey corporation (the "Company"), with headquarters located at One Electronics Drive, Trenton, New Jersey, 08619 and the purchasers ("Purchasers") set forth on the execution pages hereof.

                                    RECITALS

         A. The Company and Purchasers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

         B. Purchasers desire (a) to purchase, upon the terms and conditions stated in this Agreement, in the aggregate at the First Closing and the Second Closing, Nineteen Million U.S. Dollars ($19,000,000) face amount of the Company's Convertible Preferred Shares (the "Preferred Shares"), in the form attached hereto as Exhibit A, convertible into shares of the Company's Class A Common Shares, par value $1.00 per share (the "Common Stock") and (b) to receive, in consideration for such purchase, Stock Purchase Warrants (the "Warrants"), in the form attached hereto as Exhibit B, to acquire shares of Common Stock. The shares of Common Stock issuable upon exercise of or otherwise pursuant to the Warrants are referred to herein as "Warrant Shares". The shares of Common Stock to be issued to the Purchasers upon conversion of the Preferred Shares are referred to herein as the "Common Shares." The Preferred Shares may be exchanged for senior subordinated notes (the "Notes") by the Purchasers under the terms and conditions specified in the Certificate of Amendment. The Preferred Shares, the Common Shares, the Warrants, the Warrant Shares and the Notes are collectively referred to herein as the "Securities."

         C. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights under the Securities Act, the rules and regulations promulgated thereunder and applicable state securities laws.

AGREEMENTS

         NOW, THEREFORE, in consideration of their respective promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Purchaser hereby agree as follows:




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                                    ARTICLE I

                      PURCHASE AND SALE OF PREFERRED SHARES


         1.1 Purchase of Preferred Shares. Subject to the terms and conditions of this Agreement, the issuance, sale and purchase Nine Million Three Hundred Seventy Five Thousand U.S. Dollars ($9,375,000) face amount of the Preferred Shares shall be consummated in an initial closing (the "First Closing"). On the date of the First Closing, subject to the satisfaction or waiver of the conditions set forth in Article VI and Section 7.1, the Company shall issue and sell to the Purchasers, and the Purchasers severally and not jointly agree to purchase from the Company, the Preferred Shares specified below the signature for each such Purchaser on this agreement for an aggregate purchase price of Nine Million Three Hundred Seventy Five Thousand U.S. Dollars ($9,375,000) (the "Initial Purchase Price"). Subject to the terms and conditions of this Agreement, the issuance, sale and purchase of Nine Million Six Hundred Twenty Five Thousand U.S. Dollars ($9,625,000) face amount of the Preferred Shares shall be consummated in a second closing (the "Second Closing," the first Closing and the Second Closing are collectively referred to as the "Closing"). On the date of the Second Closing, subject to the satisfaction or waiver of the conditions set forth in Section 7.2, the Company shall issue and sell to the Purchasers, and the Purchasers severally and not jointly agree to purchase from the Company, the Preferred Shares specified below the signature for each such Purchaser on this agreement for an aggregate purchase price of Nine Million Six Hundred Twenty Five Thousand U.S. Dollars (the "Additional Purchase Price," and, together with the Initial Purchase Price, the "Purchase Price").

         1.2 Form of Payment. The Purchasers shall pay the Initial Purchase Price and the Additional Purchase Price for the Preferred Shares by wire transfer to the account designated pursuant to the Escrow Agreement by and among the Company, the Purchasers and the escrow agent ("Escrow Agent") designated therein in the form attached hereto as Exhibit D ("Escrow Agreement") upon delivery to the Escrow Agent of the Preferred Shares and, at the First Closing, the Warrants, all in accordance with the terms of the Escrow Agreement, and upon satisfaction of the other Closing conditions.

         1.3 First Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in Article VI and Section 7.1 below, and further subject to the terms and conditions of the Escrow Agreement, the date and time of First Closing shall be at 10:00 a.m. California time, on December 4, 1997 (the "First Closing").

         1.4 Second Closing Date. Subject to the satisfaction (or waiver) of the conditions set forth in Section 7.2 below, and further subject to the terms and conditions of the Escrow Agreement, the date and time of Second Closing shall be at 10:00 a.m. California time, on December 30, 1997, or such other date upon which the conditions set forth in Section 7.2 have been satisfied.

         1.5 Warrants. In consideration of the purchase by Purchasers of the Preferred Shares, the Company shall at the First Closing and at the Second Closing, as applicable, issue Warrants

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to the Purchasers to acquire an aggregate of 40,000 Common Shares for each
$1,000,000 face amount of Preferred Shares purchased.

                                   ARTICLE II
                   PURCHASERS' REPRESENTATIONS AND WARRANTIES

         Each Purchaser represents and warrants to the Company as of the date hereof and as of the Closing, severally and solely with respect to itself and its purchase hereunder and not with respect to any other Purchaser, as set forth in this Article II. Each Purchaser makes no other representations or warranties, express or implied, to the Company in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Purchaser to the Company in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.

         2.1 Investment Purpose. Purchaser is purchasing the Preferred Shares and the Warrants for Purchaser's own account for investment only and not with a present view toward or in connection with the public sale or distribution thereof in violation of the applicable securities laws. Purchaser will not, directly or indirectly, offer, sell, pledge or otherwise transfer the Securities or any interest therein except pursuant to transactions that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act, the rules and regulations promulgated pursuant thereto and applicable state securities laws. Purchaser understands that Purchaser must bear the economic risk of this investment indefinitely, unless the Securities are registered pursuant to the Securities Act and any applicable state securities laws or an exemption from such registration is available, and that the Company has no present intention of registering any such Securities other than as contemplated by the Registration Rights Agreement. By making the representations in this Section 2.1, the Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption from registration under the Securities Act and any applicable state securities laws.

         2.2 Accredited Investor Status. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D and Purchaser has indicated on a duly executed Investor Questionnaire and Representation Agreement in the form attached hereto as Exhibit E in which capacity that it so qualifies as an "accredited investor."

         2.3 Reliance on Exemptions. Purchaser understands that the Preferred Shares, Notes and Warrants are being offered and sold to Purchaser in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of Purchaser to acquire the Preferred Shares, Notes and Warrants.


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         2.4 Information. Purchaser has been furnished all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been specifically requested by Purchaser, including without limitation the Company's Annual Report on Form 10-K/A for the Year ended October 31, 1996; Quarterly Report on Form 10-Q for the period ended January 31, 1997, as amended by Forms 10-Q/A filed with the Securities and Exchange Commission ("SEC") on April 3, 1997, May 28, 1997, and June 11, 1997, respectively; Quarterly Report on Form 10-Q for the period ended April 30, 1997; Quarterly Report on Form 10-Q for the period ended July 31, 1997 (the "Current Quarterly Report"); Current Reports on Form 8-K filed with the SEC on June 13, 1997, June 9, 1997 and November 11, 1997; Preliminary Proxy
Statement filed with the SEC on October 29, 1997; and Proxy Statement filed with the SEC on February 7, 1997 (such documents collectively, the "SEC Documents"). Purchaser has been afforded the opportunity to ask questions of the Company and has received what Purchaser believes to be complete and satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Purchaser or any of its representatives nor any other disclosures or documents (including without limitation the SEC Documents) shall modify, amend or affect Purchaser's right to rely on the Company's representations and warranties contained in this Agreement or in any Exhibit hereto or in any certificate issued in connection herewith or therewith. Purchaser understands that Purchaser's investment in the Securities involves a high degree of risk, including without limitation the risks and uncertainties disclosed in the SEC Documents and the Prospectus (as defined below). Subject to the foregoing, Purchaser acknowledges the disclosures presented under the caption "Risk Factors" in the Prospectus dated August 22, 1997 included in the Company's Form S-3 Registration Statement filed with the SEC, and the incorporation of those disclosures by reference herein.

         2.5 Governmental Review. Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

         2.6 Transfer or Resale. Purchaser understands that (i) except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered, sold, pledged or otherwise transferred unless subsequently registered thereunder or an exemption from such registration is available (which exemption the Company expressly agrees may be established as contemplated in clauses (b) and (c) of Section 5.1 hereof); (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities without registration under the Securities Act under circumstances in which the seller may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder, and (iii) neither the Company nor any other person is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to this Agreement or the Registration Rights Agreement). Notwithstanding the foregoing or anything else contained

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herein to the contrary, the Securities may be pledged as collateral in connection with any margin account or other lending arrangement.

         2.7 Legends. Purchaser understands that, subject to Article V hereof, the certificates for the Preferred Shares and Warrants, the Notes and, until such time as the Common Shares and Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold by Purchaser pursuant to Rule 144 (subject to and in accordance with the procedures specified in Article V hereof), the certificates for the Common Shares and Warrant Shares, will bear a restrictive legend (the "Legend") in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER APPLICABLE SECURITIES LAWS OR UNLESS OFFERED, SOLD OR TRANSFERRED PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         2.8 Authorization: Enforcement. This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of Purchaser and are valid and binding agreements of Purchaser enforceable in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity and contribution under the Registration Rights Agreement may be limited by Federal or state securities laws.

         2.9 Residency. Purchaser is a resident of the jurisdiction set forth under Purchaser's name on the signature page hereto executed by Purchaser.


                                   ARTICLE III
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchaser as of the date hereof and as of each Closing as set forth in this Article III. The Company makes no other representations or warranties, express or implied, to the Purchasers in connection with the transactions contemplated hereby and any and all prior representations and warranties, if any, which may have been made by the Company to the Purchasers in connection with the transactions contemplated hereby shall be deemed to have been merged in this Agreement and any such prior representations and warranties, if any, shall not survive the execution and delivery of this Agreement.


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         3.1 Organization and Qualification. Each of the Company and its
subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction where the failure so to qualify or be in good standing would have a Material Adverse Effect. "Material Adverse Effect" means any effect which, individually or in the aggregate with all other effects, is or could reasonably be expected to be materially adverse to the business, operations, properties, financial condition, operating results or prospects of the Company and its subsidiaries, taken as a whole on a consolidated basis or on the transactions contemplated hereby or on any of the Securities.

         3.2 Authorization: Enforcement. (a) The Company has the requisite corporate power and authority to enter into and perform this Agreement and the Registration Rights Agreement, and to issue, sell and perform its obligations with respect to the Preferred Shares, Warrants and Notes in accordance with the terms hereof and the terms of the Preferred Shares, Warrants and Notes, to issue the Common Shares and Warrant Shares upon conversion of the Preferred Shares and exercise of the Warrants, respectively, in accordance with the terms and conditions of the Preferred Shares and Warrants, respectively, and subject to the limitations set forth in Sections 14A:7-14.1 and 14A:7-16 of the New Jersey Business Corporation Act (the "Corporate Law Restrictions") to issue the Notes in accordance with the terms and conditions of the Preferred Shares; (b) the execution, delivery and performance of this Agreement and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance of the Preferred Shares, the Notes and the Warrants, and the issuance and reservation for issuance of the Common Shares and the Warrant Shares) have been duly authorized by all necessary corporate action and, except as set forth on
Schedule 3.2 hereof and except as contemplated by Section 4.8 hereof, no further consent or authorization of the Company, its board of directors, or its stockholders or any other person, body or agency, and no filing with any person, body or agency, is required with respect to any of the transactions contemplated hereby or thereby (whether under rules of the National Association of Securities Dealers ("NASD") or otherwise); (c) this Agreement, the Registration Rights Agreement, certificates for the Preferred Shares, the Warrants and the Notes have been (or, in the case of the Notes, will be upon issuance) duly executed and delivered by the Company; and (d) this Agreement, the Registration Rights Agreement, the Preferred Shares, and the Warrants constitute, and the Notes, when issued, will constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (i) to the extent that such validity or enforceability may be subject to or affected by any bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights or remedies of creditors generally, or by other equitable principles of general application, and (ii) as rights to indemnity and contribution under the Registration Rights Agreement may be limited by Federal or state securities laws, and (iii) as to the Notes, to the Corporate Law Restrictions.

         3.3 Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares

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reserved for issuance pursuant to the Company's stock option plans, the number of shares reserved for issuance pursuant to securities (other than the Preferred Shares or the Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth in the Current Quarterly Report, as the same may be modified or supplemented by Schedule 3.3. All of such outstanding shares of capital stock have been, or upon issuance will be, validly issued, fully paid and nonassessable. No shares of capital stock of the Company (including the Common Shares and the Warrant Shares) are subject to preemptive rights or any other similar rights of the stockholders of the Company or of any other person or entity which have not been satisfied or waived, or any liens or encumbrances. Except as disclosed in Schedule 3.3, as of the date of this Agreement and as of each Closing Date, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, and (ii) issuance of the Securities will not trigger antidilution or similar rights for any other present or future outstanding or authorized securities of the Company, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act (except the Registration Rights Agreement). The Company has furnished to Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation"), and the Company's By-laws as in effect on the date hereof (the "By-laws"). The Company has set forth on Schedule 3.3 all instruments and agreements (other than the Certificate of Incorporation and By-laws) governing or concerning securities convertible into or exercisable or exchangeable for Common Shares of the Company (and the Company shall provide to Purchaser copies thereof upon the request of Purchaser).

         3.4 Issuance of Shares. The Common Shares and Warrant Shares are duly authorized and (except for the issuance of shares of Common Stock in excess of twenty percent (20%) of the Common Stock outstanding at the First Closing Date, which is subject to the completion of the actions to be taken by the Company and its stockholders after the First Closing pursuant to Section 4.8) reserved for issuance, and, upon conversion of the Preferred Shares and exercise of the Warrants in accordance with the terms thereof, as applicable, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances directly or indirectly imposed or suffered by the Company or any of its subsidiaries, will be entitled to all rights and preferences accorded to a holder of Common Stock, shall be entitled to be traded on the same markets and exchanges as the other shares of Common Stock of the Company are traded, and will not be subject to preemptive rights or other similar rights of stockholders of the Company or of any other person or entity. The Preferred Shares and Warrants are duly authorized and validly issued, fully paid and nonassessable, and free from all liens, claims and encumbrances directly or indirectly imposed or suffered by the Company or any of its subsidiaries or affiliates and will not be subject to preemptive rights or other similar rights of stockholders of the Company or of any other person or entity.


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         3.5  No Conflicts. Except for the issuance of shares of Common Stock in excess of twenty percent (20%) of the outstanding Common Stock, which is subject to the completion of the actions to be taken by the Company and its stockholders after the First Closing pursuant to Section 4.8, the execution, delivery and performance of this Agreement, the Preferred Shares, the Warrants, the Notes and the Registration Rights Agreement by the Company, and the consummation by the Company of transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Preferred Shares, Common Shares, Warrants, Warrant Shares and, subject to the Corporate Law Restrictions, Notes) will not (a) result in a violation of the Certificate of Incorporation or By-laws or (b) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, including without limitation that certain Securities Purchase Agreement dated as of May 30, 1997 and the documents related thereto, or (c) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and the rules and regulations of the NASD or Nasdaq) applicable to the Company or any of its subsidiaries, or by which any property or asset of the Company or any of its subsidiaries, is bound or affected. Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or other organizational documents, and neither the Company nor any of its subsidiaries is in default (and no event has occurred which has not been waived which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for possible violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as Purchaser (or any direct or indirect transferee, assignee or participant of Purchaser or of such transferee, assignee or participant in a transaction of the type referred to in Section 5.1(b) below ("Purchaser Transferee")) owns any of the Securities, in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as set forth on Schedule 3.5, or except (A) such as may be required under the Securities Act in connection with the performance of the Company's obligations under the Registration Rights Agreement, (B) filing of a Form D with the SEC, and (C) compliance with the state securities or Blue Sky laws of applicable jurisdictions, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under this Agreement, the Preferred Shares, the Warrants, the Notes or the Registration Rights Agreement or to perform its obligations in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of Nasdaq, does not know of or anticipate any event which could be grounds for such delisting and does not reasonably anticipate that the Common Shares will be delisted by Nasdaq during the foreseeable future.


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         3.6  SEC Documents. Except as disclosed in Schedule 3.6, since October
31, 1996, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company has delivered to each Purchaser true and complete copies of the SEC Documents, except for exhibits, schedules and incorporated documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents which is required to be updated or amended under applicable law has not been so updated or amended. The financial statements of the Company included in the SEC Documents have been prepared in accordance with U.S. generally accepted accounting principles, consistently applied, and the rules and regulations of the SEC during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they do not include footnotes or are condensed or summary statements) and, fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, immaterial year-end audit adjustments). Except as set forth in the financial statements or the notes thereto of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business consistent with past practice subsequent to the date of such financial statements and (ii) obligations under contracts and commitments incurred in the ordinary course of business consistent with past practice and (iii) liabilities not required under generally accepted accounting principles to be reflected in such financial statements, in each case of clause (i), (ii) and (iii) next above which, individually or in the aggregate, are not material to the financial condition, business, operations, properties, operating results or prospects of the Company and its subsidiaries or to the transactions contemplated hereby or to the Securities. To the extent required by the rules of the SEC applicable thereto, the SEC Documents contain a complete and accurate list of all material undischarged written or oral contracts, agreements, leases or other instruments existing as of the respective date of each such SEC Document (or such other date required by the rules of the SEC) to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the properties or assets of the Company or any subsidiary is subject (each a "Contract"). Except as set forth in Schedule 3.6, none of the Company, its subsidiaries or, to the best knowledge of the Company, any of the other parties thereto, is in breach or violation of any Contract, which breach or violation could reasonably be expected to have a Material Adverse Effect. No event, occurrence or condition exists which, with the lapse of time, the giving of notice, or both, would become a default by the Company or its subsidiaries thereunder which could reasonably be expected to have a Material Adverse Effect. The Company has not provided and will not provide to any Purchaser any material non-public information or any other information which, according to applicable law, rule or regulation, should have been disclosed publicly by the Company but which has not been so disclosed as of the date of this Agreement and the date of the First Closing.


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         3.7 Absence of Certain Changes. Since October 31, 1996 and to the First
Closing (or, at the Second Closing, since the First Closing to the Second Closing) there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in
Schedule 3.7 or in the SEC Documents. The sale of the assets of the Government Technology Division of the Company is, as of the date hereof, proceeding in accordance with the previous public announcements of the Company regarding such sale.

         3.8 Absence of Litigation. Except as disclosed in Schedule 3.8 or in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, or self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such, which could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect or would adversely affect the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents. There are no facts known to the Company which, if known by a potential claimant or governmental authority, could reasonably be expected to give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

         3.9 Disclosure. No information, statement or representation relating to or concerning the Company or any of its subsidiaries set forth in this Agreement contains an untrue statement of a material fact. No information relating to or concerning the Company or any of its subsidiaries set forth in any of the SEC Documents contains a statement of material fact that was untrue as of the date such SEC Document was filed with the SEC. The Company has not herein or in the SEC Documents omitted to state a material fact necessary in order to make the statements and representations made herein or therein, in light of the circumstances under which they were made, not misleading.

         3.10 Acknowledgment Regarding Purchaser's Purchase of the Securities. The Company acknowledges and agrees that Purchaser is not acting as a financial advisor or fiduciary of the Company or any of its subsidiaries (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, that this Agreement and the transaction contemplated hereby, and the relationship between the Purchaser and the Company, are "arms-length", and that any statement made by Purchaser (except as set forth in Article II) or any of its representatives or agents, in connection with this Agreement, and the transactions contemplated hereby is not advice or a recommendation, is merely incidental to Purchaser's purchase of the Securities and (except as set forth in Article II) has not been relied upon as such in any way by the Company, its officers or directors. The Company further represents to Purchaser that the Company's decision to enter into this Agreement and the transactions contemplated hereby have been based solely on an independent evaluation by the Company and its representatives.


666427.1
                                      11

         3.11 S-3 Registration. The Company is currently eligible to register the resale of the Common Shares on a registration statement on Form S-3 under the Securities Act.

         3.12 No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as described in Rule 502(c) under Regulation D, with respect to any of the Securities being offered hereby.

         3.13 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would either require registration of any of the Securities under the Act or prevent the parties hereto from consummating, or delay or interfere with the consummation of, the transactions contemplated hereby pursuant to an exemption from the registration under the Securities Act pursuant to the provisions of Regulation D. The transactions contemplated hereby are exempt from the registration requirements of the Securities Act, assuming the accuracy of the relevant representations and warranties herein contained of the Purchaser and of Cowen & Company ("Cowen") and Shoreline Pacific Institutional Finance, the Institutional Division of Financial West Group ("Shoreline") in their letters to the Company dated as of December 2, 1997 (copies of which are attached as Schedule 3.13 hereto) to the extent relevant for such determination. To the Company's knowledge, such representations and warranties of Cowen and Shoreline are accurate. The issuance of the Securities to the purchasers will not be integrated with any other issuance of the Company's securities (past, present or future) which require stockholder approval under the rules of Nasdaq.

         3.14 No Brokers. The Company has taken no action, directly or indirectly, which would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by Purchaser relating to this Agreement or the transactions contemplated hereby, except for dealings with Cowen and Shoreline the fees of which shall be paid in full by the Company out of escrow at the First Closing. The Company will indemnify the Purchaser from and against any fees and expenses (including without limitation reasonable attorneys fees and expenses) sought or other claims made by Cowen or Shoreline.

         3.15 Intellectual Property. Except as disclosed in the SEC Documents, each of the Company and its subsidiaries owns, is licensed to use, or possesses adequate and enforceable rights to use all material patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") used or necessary for the conduct of its business as now being conducted and as described in the Company's Annual Report on Form 10-K/A for its most recently ended fiscal year. To the Company's best knowledge, except as disclosed in the SEC Documents, neither the Company nor any subsidiary of the Company infringes on or is in conflict with any right of any other person with respect to any Intangibles nor is there any claim of infringement made by a third party against or involving the Company or any of its subsidiaries, which infringement, conflict or claim,


666427.1
                                      12
individually or in the aggregate, could reasonably be expected to result in an unfavorable decision, ruling or finding which would have a Material Adverse Effect.

         3.16 Key Employees. Each Key Employee (as defined below) is currently serving the Company in the capacity disclosed in Schedule 3.16. No Key Employee, to the best of the knowledge of the Company and its subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each Key Employee does not subject the Company or any of its subsidiaries to any liability with respect to any of the foregoing matters. No Key Employee has, to the best of the knowledge of the Company and its subsidiaries, any intention to terminate his employment with, or services to, the Company or any of its subsidiaries. "Key Employee" means Mr. T. Gardner.

         3.17 No "Poison Pill". The Company does not have in effect a shareholders rights plan or similar plan in the nature of a "poison pill." If the Company adopts such a plan, none of the Purchaser's Preferred Shares, Warrants, Common Shares and Warrant Shares will be deemed to trigger such plan.

         3.18 Dilution. The Company acknowledges that the number of Common Shares and Warrant Shares may increase substantially in certain circumstances (subject to the limitation on issuance of Common Shares set forth in Section
(d)(H)(i) of the Certificate of Amendment), including the circumstances where the trading price of the Company's Common Stock declines. The Company understands and acknowledges the potentially dilutive effect to the Common Stock upon the issuance of the Common Shares and the Warrant Shares upon conversion or exercise of the Preferred Shares or Warrants. The Company further acknowledges that its obligation to issue Common Shares and Warrant Shares upon conversion of the Preferred Shares or exercise of the Warrants in accordance with this Agreement, the Certificate of Amendment and the Warrants is absolute and unconditional regardless of the dilutive effect such issuance has on the ownership interests of other stockholders of the Company.

         3.19 Certain Transactions. Except as disclosed in the SEC Documents and except for arm's length transactions pursuant to which the Company or any of its direct or indirect subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Company or any of its direct or indirect subsidiaries could obtain from third parties, none of the officers, directors, or employees of the company is presently a party to any transaction with the Company or any of its direct or indirect subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.


666427.1
                                      13

         3.20 Permits; Compliance. The Company and each of its direct and indirect subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the knowledge of the Company, threatened regarding suspension or cancellation of any of the Company Permits except for such Company Permits the failure of which to possess, or the cancellation or suspension of which, would not, individually or in the aggregate, have a Material Adverse Effect. Neither the Company nor any of its direct or indirect subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. Since October 31, 1996, neither the Company nor any of its direct or indirect Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations could not reasonably be expected to have a Material Adverse Effect.

         3.21 Insurance. The Company and each of its direct and indirect subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its direct and indirect subsidiaries are engaged. Neither the Company nor any such direct or indirect subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.


                                   ARTICLE IV
                                    COVENANTS

         4.1 Best Efforts. The parties shall use their reasonable best efforts to timely satisfy each of the conditions described in Articles VI and VII of this Agreement.

         4.2 Securities Laws. The Company agrees to timely file a Form D with respect to the Securities with the SEC as required under Regulation D and to provide a copy thereof to each Purchaser promptly after such filing. The Company agrees to file a Form 8-K disclosing this Agreement and the transactions contemplated hereby with the SEC within five (5) business days following the date of the First Closing. The Company shall, on or prior to the date of First Closing or the Second Closing, as applicable, take such action as is necessary to qualify the Securities for sale to the Purchaser at such Closing in compliance with applicable securities laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchaser on or prior to the date of such Closing.

         4.3 Reporting Status. So long as the Purchaser or a Purchaser Transferee beneficially owns any unconverted Preferred Shares or unexercised Warrants, (a) the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company


666427.1
                                      14
shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination, and (b) the Company will use its best efforts to maintain its ability and eligibility to register its Common Shares and Warrant Shares on Form S-3.

         4.4 Information. The Company agrees to send the following reports to the Purchaser and Purchaser's Transferee until each Purchaser and Purchaser's Transferee has converted all of its Preferred Shares and exercised all Warrants:
(a) within three (3) business days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, any proxy statements and any Current Reports on Form 8-K; and (b) within one (1) business day after release, copies of all press releases issued by the Company or any of its subsidiaries. The Company further agrees to promptly provide to the Purchaser and Purchaser's Transferee any information with respect to the Company, its properties, or its business or Purchaser's investment as the Purchaser and Purchaser's Transferee may reasonably request; provided, however, that the Company shall not be required to give the Purchaser any material nonpublic information. If any information requested by the Purchaser from the Company contains material nonpublic information, the Company shall inform the Purchaser in writing that the information requested contains material nonpublic information and shall in no event provide such information to Purchaser without the express written consent of the Purchaser after being so informed.

         4.5 Listing. The Company shall use its best efforts to continue the uninterrupted listing and trading of its Common Stock and, upon registration, the Common Shares and Warrant Shares on the AMEX, the Nasdaq National Market or the New York Stock Exchange; and comply in all material respects with the Company's reporting, filing and other obligations under the By-laws and rules of such exchange or Nasdaq, as applicable. If and so long as the Common Stock and, following registration, the Common Shares and Warrant Shares are not listed on one of such Exchanges or Nasdaq, as partial compensation for the added liquidity risk of such delisting the Company shall be obligated to make the following additional cash payments (the "Delisting Payments"). The Delisting Payments will be equal to one-half of one percent (1/2%) of the Purchase Price of any outstanding Preferred Shares for each month (or part thereof, pro-rated) following the date the Common Stock is delisted (the "Delisting Date") continuing through the date the Common Stock is listed on one of such Exchanges or Nasdaq (the "New Listing"). The Delisting Payments will be paid to the holder of the Preferred Shares in cash within five (5) business days following the earlier of (i) the end of each month following the Delisting Date, or (ii) the effective date of the New Listing. Nothing herein shall limit the Preferred Share holder's right to pursue actual damages for the Company's failure to maintain its listing on such exchange or Nasdaq.

         4.6 Prospectus Delivery Requirement. The Purchaser understands that the Securities Act may require delivery of a prospectus relating to the Common Shares in connection with any sale thereof pursuant to a registration statement under the Securities Act covering the resale by the Purchaser of the Common Shares being sold, and the Purchaser shall comply with the applicable prospectus delivery requirements of the Securities Act, if any, in connection with any such sale.


666427.1
                                      15

          4.7 Share Authorization. The Company covenants and agrees that it shall (i) use its best efforts to solicit by proxy the authorization (the "Shareholder Approval") of the issuance of shares of Common Stock in excess of twenty (20) percent of the outstanding shares of Common Stock by the stockholders of the Company not later than 60 days following the date of the First Closing, and (ii) use its best efforts to obtain the Shareholder Approval not later than 120 days following the date of the First Closing.

         4.8  Pre-emptive Right to Participate in Future Private Equity
Financings.

         (a) The Company shall not, prior to the later of (i) the Second Closing or (ii) the date of effectiveness of a registration statement with respect to the resale of the Common Shares and Warrant Shares (such earlier date, the "Release Date"), issue Class A Common Shares or securities which are convertible into or exercisable for Class A Common Shares or any other classes of common shares of the Company (a "Private Equity Financing"), except for Permitted Issuances (as defined below). If at any time after the Release Date and prior to conversion or redemption of all of the Preferred Shares, the Company proposes a Private Equity Financing, other than a Permitted Issuance, the Company shall give each Purchaser the opportunity to purchase its pro rata share (as calculated below) of such Private Equity Financing on the same terms as offered to other persons, on the terms described below. For purposes of this
Section 4.9(a), "Permitted Issuance" means any issuance(i) pursuant to any currently outstanding convertible debentures, warrants or options (including shares issued in lieu of cash interest payments), (ii) pursuant to options either already granted or which may be granted to employees or consultants pursuant to the Company's existing employee stock option plans or any successor plan approved by the Company's board of directors, (iii) pursuant to the conversion of the Preferred Shares or exercise of the Warrants, (iv) pursuant to any stock dividend upon, or upon any subdivision or combination of shares of the Class A Common Shares, (v) pursuant to a firm commitment underwritten public offering, (vi) in connection with an acquisition or merger of another company by or with the Company or (vii) in connection with any future equity financing whereby Class A Common Shares, or warrants or options to purchase Class A Common Shares, are issued to a Strategic Investor (as defined in Section 4.9(d) hereof).

         (b) Each Purchaser shall have the right to purchase its pro rata share of such Private Equity Financing based on the ratio which (x) the Class A Common Shares issuable on conversion or exercise of Preferred Shares or Warrants purchased by such Purchaser on the Closing Date to (y) all of the then issued and outstanding Class A Common Shares of the Company plus the Class A Common Shares then issuable upon conversion or exercise of any preferred stock, any warrants and any convertible debentures, options and other warrants then outstanding, before giving effect to the proposed Private Equity Financing.

         (c) The Company shall deliver to each Purchaser, at least five (5) business days prior to the closing of such Private Equity Financing, written notice describing the terms and conditions of the proposed Private Equity Financing, and providing each Purchaser the opportunity to purchase its pro rata share (as calculated above) of the Private Equity Financing. Any portion of the Private Equity Financing required to be so offered and so offered which is not purchased (or irrevocably committed to be purchased) by a Purchaser within five
(5) business days following the

666427.1
                                      16
receipt by the Purchasers of such offer may be sold by the Company at any time thereafter on the same terms set forth in the offer, provided, however, that if the Company does not consummate such Private Equity Financing within twenty (20) business days after receipt by the Purchasers of the written notice noted in this Section 4.9(c), the rights of the Purchasers under this Section 4.9 shall again apply to such Private Equity Financing.

         (d) For the purposes of this Section 4.9, "Strategic Investor" shall mean any person or entity which has or is proposed to have a material business, technology or commercial relationship with the Company in addition to any equity financing provided by such person or entity.

         (e) So long as any of the Preferred Shares are outstanding the Company shall not issue any additional shares of Class B Common Stock, other than upon exercise of existing options to purchase Class B Common Stock.

         4.9 Sale of Division. Each Purchaser covenants and agrees that it shall vote all Preferred Shares or Common Shares which it owns or subsequently acquires in favor of the proposed sale by the Company, described in the SEC Documents, of substantially all of the assets of the Government Technology Division of the Company to Strategic Technology Systems, Inc., a Nevada corporation.


                                    ARTICLE V
           LEGEND REMOVAL, TRANSFER, CERTAIN SALES, ADDITIONAL SHARES

         5.1 Removal of Legend. The Legend shall be removed and the Company shall issue, or shall cause to be issued, a certificate without such Legend to the holder of any Security upon which it is stamped, and a certificate for a security shall be originally issued without the Legend, if: (a) the resale of such Security is registered under the Securities Act; or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if neither an effective registration statement under the Securities Act or Rule 144 is available in connection with such sale) to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act pursuant to an exemption from such registration requirements; or (c) such Security can be sold pursuant to Rule 144, the Holder provides the Company with reasonable assurances that the Security can be so sold without restriction, and a registered broker dealer provides to the Company's transfer agent and counsel copies of (i) a "will sell" letter satisfying the guidelines established by the SEC and its staff from time to time and (ii) a customary seller's representation letter with respect to such a sale to be made pursuant to Rule 144 and (iii) a Form 144 in respect of such Security executed by such holder and filed (or mailed for filing) with the SEC; or (d) such Security can be sold pursuant to Rule 144(k). Each Purchaser agrees to sell all registered Securities, including those represented by a certificate(s) from which the Legend has been removed, or which were originally issued without the Legend, pursuant to an effective registration statement, in accordance with the manner of distribution described in such registration statement and, if required by the Securities Act, to deliver a prospectus in connection with such

666427.1
                                      17
sale or in compliance with an exemption from the registration requirements of the Securities Act. In the event the Legend is removed from any Security or any Security is issued without the Legend and the Security is to be disposed of other than pursuant to the registration statement or pursuant to Rule 144, then prior to, and as a condition to, such disposition such Security shall be relegended as provided herein in connection with any disposition if the subsequent transfer thereof would be restricted under the Securities Act. Also, in the event the Legend is removed from any Security or any Security is issued without the Legend and thereafter the effectiveness of a registration statement covering the resale of such Security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance notice to Purchaser holding such Security, the Company may require that the Legend be placed on any such Security that cannot then be sold pursuant to an effective registration statement or Rule 144 or with respect to which the opinion referred to in clause (b) next above has not been rendered, which Legend shall be removed when such Security may be sold pursuant to an effective registration statement or Rule 144 or such holder provides the opinion with respect thereto described in clause (b) next above.

          5.2 Transfer Agent Instructions. The Company shall instruct its transfer agent, in a form satisfactory to the Purchasers, to issue certificates, registered in the name of the Purchaser or its nominee, for the Common Shares and the Warrant Shares in such amounts specified from time to time by the Purchaser upon conversion or exercise of the Preferred Shares and the Warrants, respectively. Such certificates shall bear the Legend only to the extent provided by Section 5.1 above. The Company covenants that no instruction other than such instructions referred to in this Article V, and stop transfer instructions to give effect to Section 2.6 hereof in the case of the Common Shares and Warrant Shares prior to registration of the Common Shares and Warrant Shares under the Securities Act or "black-out" periods as provided in the Registrations Rights Agreement between the Company and the Purchaser, dated of such date herewith, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company. Nothing in this Section shall affect in any way the Purchaser's obligations and agreement set forth in Section 5.1 hereof to resell the Securities pursuant to an effective registration statement and to deliver a prospectus as required in Section 5.1 in connection with such sale or in compliance with an exemption from the registration requirements of applicable securities laws. If (a) the Purchaser provides the Company with an opinion of counsel, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions and reasonably satisfactory to the Company and its counsel (the reasonable cost of which shall be borne by the Company if neither an effective registration statement under the Securities Act nor Rule 144 is available in connection with such sale), to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration or (b) the Purchaser transfers Securities to an affiliate which is an accredited investor (within the meaning of Regulation D under the Securities Act) and which delivers to the Company in written form the same representations, warranties and covenants made by Purchaser hereunder or pursuant to Rule 144, the Company shall permit the transfer, and, in the case of the Common Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denomination as specified by the Purchaser.



666427.1
                                      18

                                   ARTICLE VI
                 CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL

          6.1 The obligation of the Company hereunder to issue and sell the Preferred Shares and Warrants to the Purchaser at the First Closing and the Second Closing is subject to the satisfaction, as of the date of each such Closing, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          (i) The Purchaser shall have executed the signature page to this Agreement, the Registration Rights Agreement and the Escrow Agreement and delivered the same to the Company and Shoreline. The Purchaser shall have completed and executed the Investor Questionnaire and Representation Agreement and delivered the same to the Company and Shoreline.

          (ii) The Purchaser shall have wired to the account of the Escrow Agent pursuant to the Escrow Agreement the Initial Purchase Price, in the case of the First Closing, and the Additional Purchase Price, in the case of the Second Closing.

          (iii) The representations and warranties of the Purchaser shall be true and correct in all material respects as of the date when made and as of such Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Purchaser shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to such Closing.

          (iv) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which restricts or prohibits the consummation of any of the transactions contemplated by this Agreement.


                                   ARTICLE VII
              CONDITIONS TO THE PURCHASER'S OBLIGATION TO PURCHASE

          7.1 The obligation of the Purchaser hereunder to purchase the Preferred Shares and Warrants to be purchased by it on the date of the First Closing is subject to the satisfaction as of the date of the First Closing, of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in the Purchaser's sole discretion:

          (i) The Company shall have executed the signature page to this Agreement, the Registration Rights Agreement and the Escrow Agreement and delivered the same to Purchaser and Shoreline.


666427.1
                                      19

          (ii) The Company shall have delivered to the Escrow Agent duly issued Preferred Shares being so purchased by each Purchaser at the First Closing and certificates for the appropriate number of Warrants in such denominations as are reasonably requested by Purchaser.

          (iii) The Common Shares shall be listed on the Nasdaq National Market and trading in the Common Shares shall not have been suspended or limited by the NASD, Nasdaq or the SEC or other regulatory authority, and no such proceeding seeking suspension shall be pending.

          (iv) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the First Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the First Closing. Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the First Closing to the foregoing effect.

          (v) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

          (vi) Purchaser shall have received an opinion of (i) Pitney Hardin, special New Jersey counsel to the Company, and (ii) Battle Fowler, special securities counsel to the Company, dated as of the First Closing, in the forms attached hereto as Exhibits F-1 and F-2, respectively.

          (vii) The Transfer Agent Instructions set forth in Section 5.2 shall have been delivered to the Company's transfer agent.

          (viii) The Certificate of Amendment shall have been filed with the Secretary of State of New Jersey.

          (ix) The Common Shares required to be authorized and reserved pursuant to Section (d)H(8) of the Certificate of Amendment shall have been duly authorized and reserved by the Company.

          7.2 The obligation of the Purchaser hereunder to purchase the Preferred Shares to be purchased by it on the date of the Second Closing is subject to the satisfaction as of the date of the Second Closing, of each of the following conditions, provided that these conditions are for the Purchaser's sole benefit and may be waived by the Purchaser at any time in the Purchaser's sole discretion:

          (i) The First Closing shall have occurred, and no more than 120 days shall have passed since the date of the First Closing.


666427.1
                                      20

          (ii) The Shareholder Approval shall have been duly obtained; and a copy of the minutes of the meeting of the stockholders of the Company, certified by the Secretary of the Company as being true and correct, reflecting such approval shall have been provided to each Purchaser.

          (iii) The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Second Closing as though made at that time (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct as of such date), and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Second Closing. Purchaser shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Second Closing to the foregoing effect.

          (iv) The Company shall have delivered to the Escrow Agent duly issued Preferred Shares being so purchased by each Purchaser at the Second Closing and certificates for the appropriate number of Warrants in such denominations as are reasonably requested by Purchaser.

          (v) The Common Shares shall be listed on the Nasdaq National Market and trading in the Common Shares shall not have been then suspended or limited by the NASD, Nasdaq or the SEC or other regulatory authority, and no such proceeding seeking suspension shall be pending.

          (vi) Purchaser shall have received a bring-down opinion of (i) Pitney Hardin, special New Jersey counsel to the Company, and (ii) Battle Fowler, special securities counsel to the Company, dated as of the Second Closing, addressing the matters referred to in the forms attached hereto as Exhibits F-1 and F-2, respectively .

          (vii) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement following the Second Closing.



                                  ARTICLE VIII
                          GOVERNING LAW; MISCELLANEOUS

          8.1 Governing Law: Jurisdiction. This Agreement shall be governed by and construed in accordance with the corporate law of the Company's Jurisdiction of incorporation (in respect of matters of corporation law) and the laws of the State of New York (in respect of all other matters) applicable to contracts made and to be performed in the State of New York. The parties hereto irrevocably consent to the jurisdiction of the United States federal courts and state courts located in the Borough of Manhattan in the State of New York in any suit or proceeding based on or arising under this Agreement or the transactions contemplated hereby and irrevocably agree that

666427.1
                                      21
all claims in respect of such suit or proceeding may be determined in such courts. The Company and each Purchaser irrevocably waives the defense of an inconvenient forum to the maintenance of such suit or proceeding in such forum. The Company and each Purchaser further agrees that service of process upon the Company or such Purchaser, as applicable, mailed by the first class mail in accordance with Section 8.6 shall be deemed in every respect effective service of process upon the Company or such Purchaser in any suit or proceeding arising hereunder. Nothing herein shall affect any Purchaser's or the Company's right to serve process in any other manner permitted by law. The parties hereto agree that a final judgment in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on such judgment or in any other lawful manner. The parties hereto irrevocably waive any right to trial by jury under applicable law.

          8.2 Counterparts. This Agreement may be executed in two or more counterparts, including, without limitation, by facsimile transmission, all of which counterparts shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall promptly cause additional original executed signature pages to be delivered to the other parties.

          8.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          8.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          8.5 Entire Agreement: Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived other than by an instrument in writing signed by the party to be charged with enforcement and no provision of this Agreement may be amended other than by an instrument in writing signed by the Company and each Purchaser.

         8.6 Notice. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by nationally-recognized overnight courier or by facsimile machine confirmed telecopy, and shall be deemed delivered at the time and date of receipt (which shall include telephone line facsimile transmission). The addresses for such communications shall be:


666427.1
                                      22

                   If to the Company:

                           Base Ten Systems, Inc.
                           One Electronics Drive

                           Trenton, NJ  08619
                           Telephone: (609) 586-7010
                           Telecopy: (609) 586-1593
                           Attention:  Mr. Alexander M. Adelson

                   with a copy to:

                           Battle Fowler LLP
                           Park Avenue Tower
                           75 East 55th Street
                           New York, NY  10022
                           Telephone:  (212) 856-7000
                           Telecopy:  (212) 856-7822
                           Attention:  David M. Warburg, Esq.

                   If to JMG Capital Partners, L.P.

                           JMG Capital Partners, L.P.
                           1999 Avenue of the Stars, Suite 1950
                           Los Angeles, CA 90067
                           Telephone: (310) 201-2619
                           Telecopy: (310) 201-2759
                           Attention:  Mr. Jonathan Glaser

                   If to Triton Capital Investments, Ltd.:

                           Triton Capital Investments, Ltd.
                           c/o JMG Capital Partners, L.P.
                           1999 Avenue of the Stars, Suite 1950
                           Los Angeles, CA 90067
                           Telephone: (310) 201-2619
                           Telecopy: (310) 201-2759
                           Attention:  Mr. Jonathan Glaser

                   If to RGC International Investors, LDC:

                           RGC International Investors, LDC
                           c/o Rose Glen Capital Management, L.P.
                           RGC General Partner Corp
                           3 Bala Plaza East, Suite 200
                           251 St. Asaphs Road
                           Bala Cynwyd, PA 19004
                           Telephone: (610) 617-5900
                           Telecopy: (610) 617-0570
                           Attention:  Mr. Gary S. Kaminsky


666427.1
                                      23
                   and with a copy to:

                           Ballard, Spahr, Andrew Ingersoll
                           1735 Market Street
                           51st Floor
                           Philadelphia, PA 19103-7599
                           Telephone: (215) 864-8123
                           Telecopy: (215) 864-8999
                           Attention: Mr. Keith S. Marlowe, Esq.

                   If to Shepherd Investments International, Ltd.:

                           Shepherd Investments International, Ltd.
                           c/o Staro Asset Management
                           1500 West Market Street, Suite 200
                           Mequon, WI  53092
                           Telephone: (414) 241-1810
                           Telecopy:  (414) 241-7704
                           Attention: Mr. Joe Lucas

                   and with a copy to:

                           Schulte Roth & Zabel LLP
                           900 Third Avenue
                           New York, NY 10022
                           Telephone: (212) 756-2376
                           Telecopy: (212) 593-5955
                           Attention: Mr. Eleazer Klein, Esq.

                   If to Stark International:

                           Stark International
                           c/o Staro Asset Management
                           1500 West Market Street, Suite 200
                           Mequon, WI  53092
                           Telephone: (414) 241-1810
                           Telecopy:  (414) 241-7704
                           Attention: Mr. Joe Lucas

                   and with a copy to:

                           Schulte Roth & Zabel LLP
                           900 Third Avenue
                           New York, NY 10022
                           Telephone: (212) 756-2376
                           Telecopy: (212) 593-5955
                           Attention: Mr. Eleazer Klein, Esq.

666427.1
                                      24

                   If to Societe Generale:

                           Societe Generale
                           1221 Avenue  of the Americas
                            6th Floor
                           New York, NY 10020
                           Telephone: (212) 278-5260
                           Telecopy: (212) 278-5467
                           Attention: Mr. Guillaume Pollet

                   with a copy to:

                           Dorsey & Whitney LLP
                           250 Park Avenue
                           New York, NY 10177
                           Telephone: (212) 415-9263
                           Telecopy: (212) 888-0018
                           Attention: Mr. Eric Maki, Esq.

                   If to Elara Ltd.:

                           Elara Ltd.
                           c/o Talisman Capital
                           PO Box 438
                           Tropic Isle Building
                           Wickhams Cay
                           Road Town, Tortolla
                           British Virgin Islands
                           Telephone:  (809) 494-2616
                           Telecopy:  (809) 494-2794
                           Attention:  Mr. Geoffrey Tirman

                   If to Midland Walwyn Capital, Inc. Keyway Investments:

                           Keyway InvesmentsMidland Walwyn Capital, Inc. c/o Midland Walwyn Capital, Inc.
                           BCE Place-181 Bay Street
                           Suite 500
                           Toronto, Ontario  M5J2V8
                           Canada


666427.1
                                      25

                           Telephone: (416) 369-8738
                           Telecopy:  (416) 369-8726
                           Attention:  Mr. Gregory W. Murphy

                   with a copy to:

                           Kaufman Malchman Kirby & Squier
                           919 3rd Avenue
                           11th Floor
                           New York, NY 10022
                           Telephone: (212) 371-6600
                           Telecopy: (212) 751-2540
                           Attention:  Mr. Rick Stone, Esq.

                   in each case with a copy to:

                           Shoreline Pacific Institutional Finance
                           3 Harbor Drive, Suite 211
                           Sausalito, CA  94965
                           Telephone: (415) 332-7800
                           Telecopy: (415) 332-7808
                           Attention:  General Counsel

                   and:

                           Cowen & Co.
                           1 Financial Square
                           New York, NY 10005
                           Telephone: (212) 495-3950
                           Telecopy: (212) 495-8305
                           Attention:  Mr. Bill Smith

Each party shall provide notice to the other party of any change in address.

         8.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Purchaser shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other except, with respect to the Company, in accordance with Section (d)G of the Certificate of Amendment. Notwithstanding the foregoing, the Purchaser may subject to and in

666427.1
                                      26
compliance with Section 5.2 hereof, assign all or part of its rights and obligations hereunder to any of its "affiliates," as that term is defined under the Securities Act, without the consent of the Company so long as such affiliate is an accredited investor (within the meaning of Regulation D under the Securities Act) and agrees in writing to be bound by this Agreement.

         8.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns (including transferees permitted in accordance with Section 8.7) and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         8.9 Survival; Indemnity. The representations and warranties of the Company and the Purchaser and the agreements and covenants set forth herein shall survive each Closing hereunder through the date three months following the fifth anniversary of this Agreement notwithstanding any due diligence investigation conducted by or on behalf of the Company or any Purchaser as the case may be. The Company agrees to indemnify and hold harmless each Purchaser and each of such Purchaser's respective officers, directors, employees, partners, agents and affiliates for loss or damage or expenses (including reasonable attorneys fees) arising as a result of or related to any breach or alleged breach by the Company of any of its respective representations or covenants set forth herein, in the Certificate of Amendment or in the Registration Rights Agreement, including advancement of expenses as they are incurred.

         8.10 Public Filings: Publicity. As soon as practicable following the First Closing, the Company shall issue a press release with respect to the transactions contemplated hereby. The Company and each Purchaser shall have the right to review before issuance any press releases, SEC or Nasdaq or other exchange filings, or any other public statements with respect to the transactions contemplated hereby (which review shall not be unreasonably delayed); provided, however, that the Company shall be entitled, without the prior review of the Purchasers, to make any press release or SEC, AMEX, Nasdaq or other exchange filings with respect to such transactions as is required by applicable law and regulations (although the Company shall make all reasonable efforts to consult with the Purchasers in connection with any such press release prior to its release and shall provide the Purchasers with a copy thereof as provided in Section 4.4 hereof). Except to the extent required by law or with the prior written consent of the affected Purchaser, the Company shall not use the names of the Purchasers in press releases and public communications. Each of the Purchasers hereby consents to its identification as a Purchaser in any proxy solicitation seeking the Shareholder Approval.

         8.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         8.12 Remedies. No provision of this Agreement providing for any remedy to a Purchaser or the Company shall limit any remedy which would otherwise be available to such Purchaser or the Company at law or in equity. Nothing in this Agreement shall limit any rights


666427.1
                                      27
a Purchaser may have under any applicable federal or state securities laws with respect to the investment contemplated hereby. The Company and each Purchaser acknowledges that a breach by it of its respective obligations hereunder will cause irreparable harm to each Purchaser, in the case of the Company, and the Company, in the case of a Purchaser. Accordingly, the Company and each Purchaser acknowledges that the remedy at law for a material breach of its respective obligations under this Agreement will be inadequate and agrees, in the event of a breach or threatened breach by the Company or a Purchaser, as the case may be, of the provisions of this Agreement, that a Purchaser or the Company, as the case may be, shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate compliance, without the necessity of showing economic loss and without any bond or other security being required.

         8.13 Acknowledgment By Purchasers Who Are Also Holders Of The Company's Convertible Term Debentures. Any Purchaser under this Agreement who is also a holder ("Holder") of Convertible Term Debentures of the Company hereby acknowledges and agrees, solely with respect to the transactions contemplated by this Agreement and no other transaction, that any purchases made by Holder under this Agreement shall be in lieu of and in full and complete satisfaction of any right of first offer ("First Offer") with respect to the Securities such Holder may be entitled to under the first paragraph of Section 4(e) of that certain Securities Purchase Agreement, dated as of May 30, 1997, by and between the Company and each of The Tail Wind Fund, Ltd. and RGC International Investors, LDC. The Company hereby represents and warrants to the Purchasers that the Company has complied with and satisfied in full the First Offer to the extent not otherwise waived by a Holder with regard to the transactions contemplated by this Agreement.




         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]














         IN WITNESS WHEREOF, the undersigned Purchasers and the Company have caused this Agreement to be duly executed as of the date first above written.

666427.1
                                      28

                                       BASE TEN SYSTEMS, INC.



                                       By:  ___________________________________
                                            Name:
                                            Title:


                      [SIGNATURES CONTINUED ONTO NEXT PAGE]

                                       PURCHASERS:

                                       JMG CAPITAL PARTNERS, L.P.


                                       By:  ___________________________________
                                            Name:  Jonathan Glaser
                                            Title: President, JMG Capital
                                                     Management, Inc.
                                                     General Partner,
                                                     JMG Capital Partners, L.P.


                                      DATE:


Aggregate Subscription Amount

Preferred Shares Purchased at First Closing:               246.711
Warrants Purchased at First Closing:                         9,868

Preferred Shares Purchased at Second Closing:              253.289
Warrants Purchased at Second Closing:                       10,132


                                       TRITON CAPITAL INVESTMENTS, LTD


                                       By:   __________________________________
                                             Jonathan Glaser
                                             Vice President, Triton Capital
                                               Investments, Ltd.

                                       DATE:


         Aggregate Subscription Amount

Preferred Shares Purchased at First Closing:               246.711
Warrants Purchased at First Closing:                       9,868


666427.1
                                      29

Preferred Shares Purchased at Second Closing:              253.289
Warrants Purchased at Second Closing:                      10,132


                     [SIGNATURES CONTINUED ONTO NEXT PAGE]


                                       PURCHASERS CONTINUED:

                                       RGC INTERNATIONAL INVESTORS, LDC

                                       By:  Rose Glen Capital Management, LP/RGC
                                            General Partner Corporation


                                       By:  ___________________________________
                                                    Gary S. Kaminsky
                                            Managing Director

                                       DATE:

Aggregate Subscription Amount

Preferred Shares Purchased at First Closing:               1,973.684
Warrants Purchased at First Closing:                       78,947

Preferred Shares Purchased at Second Closing:              2,026.316
Warrants Purchased at Second Closing:                      81,053



                      [SIGNATURES CONTINUED ONTO NEXT PAGE]


                                       PURCHASERS CONTINUED:

                                       SHEPHERD INVESTMENTS INTERNATIONAL,
                                          LTD.


                                       By:   __________________________________
                                             Name:

                                       Managing Member, Staro Asset Management,
                                         LLC
                                       Investment Manager, Shepherd Investments
                                         International, Ltd.

                                      DATE:

Aggregate Subscription Amount


666427.1
                                      30

Preferred Shares Purchased at First Closing:               1,726.974
Warrants Purchased at First Closing:                       69,079

Preferred Shares Purchased at Second Closing:              1,773.026
Warrants Purchased at Second Closing:                      70,921


                                       STARK INTERNATIONAL


                                       By:
                                  Name: __________________________________
                                        Managing Member, Staro Asset
                                          Management, LLC
                                        Investment Manager, Stark International

                                       DATE:

Aggregate Subscription Amount

Preferred Shares Purchased at First Closing:               1,726.974
Warrants Purchased at First Closing:                       69,079

Preferred Shares Purchased at Second Closing:              1,773.026
Warrants Purchased at Second Closing:                      70,921

                      [SIGNATURES CONTINUED ONTO NEXT PAGE]

                                       PURCHASERS CONTINUED:

                                       SOCIETE GENERALE


                                       By:   __________________________________
                                             Name:
                                             Title:

                                       DATE:

Aggregate Subscription Amount

Preferred Shares Purchased at First Closing:               2,467.105
Warrants Purchased at First Closing:                       98,684

Preferred Shares Purchased at Second Closing:              2,532.895
Warrants Purchased at Second Closing:                      101,316




666427.1
                                      31

                      [SIGNATURES CONTINUED ONTO NEXT PAGE]


                                       PURCHASERS CONTINUED:

                                       ELARA LTD.


                                       By:   __________________________________
                                             Geoffrey Tirman, Talisman Capital
                                             President, Elara Ltd.

                                       DATE:


Aggregate Subscription Amount

Preferred Shares Purchased at First Closing:               493.421
Warrants Purchased at First Closing:                       19,737

Preferred Shares Purchased at Second Closing:              506.579
Warrants Purchased at Second Closing:                      20,263




                      [SIGNATURES CONTINUED ONTO NEXT PAGE]



                                       PURCHASERS CONTINUED:

                                       KEYWAY INVESTMENTS


                                       By:   __________________________________
                                                     Gregory W. Murphy
                                             Title:

                                       DATE:


666427.1
                                      32

Aggregate Subscription Amount
Preferred Shares Purchased at First Closing:               493.421
Warrants Purchased at First Closing:                       19,737

Preferred Shares Purchased at Second Closing:              506.579
Warrants Purchased at Second Closing:                      20,263




666427.1
                                      33